Commitments and contingencies	12 Months Ended
Dec. 31, 2021
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Commitments and contingencies
29.	Commitments and contingencies
Operating lease commitments - Group as lessee
The Group has various lease contracts that have not yet commenced as of December 31, 2021. The future lease payments for these non-cancellable
lease contracts are as follows:

	31.12.2020	31.12.2021	31.12.2021
	RMB’000	RMB’000	US$’000
Within 1 year	321	2,769	438
After 1 year but within 5 years	1,628	2,178	345
After 5 years	71	—	—

	2,020	4,947	783

The Group has entered into certain lease contracts in which the lease of these assets will be commencing in 2022. The Group has disclosed these as operating lease commitments as at year end.
Capital commitments
As of December 31, 2020 and 2021, the Group had capital expenditure
 (mainly in respect of property, plant and equipment) contracted for but not paid and not recognized amounting to RMB 450.0 million and RMB 425.2 million (US$

67.3 million) respectively. The Group’s share of joint venture’s capital commitment is disclosed in Note 5.
Investment commitments
As of December 31, 2020 and 2021, the Group has commitment of RMB 17.6 million and RMB Nil (US$ Nil) relating to the Group’s interest in joint venture, respectively.
Letter of credits
As of December 31, 2020 and 2021, Yuchai had issued irrevocable letter of credits of RMB 54.4 million and RMB 31.7 million (US$ 5.0 million), respectively.
Product liability
The General Principles of the Civil Law of the People’s Republic of China imposes that manufacturers and sellers are liable for loss and injury caused by defective products. Yuchai and its subsidiaries do not carry product liability insurance. Yuchai and its subsidiaries have not had any significant product liability claims brought against them.
Environmental liability
China adopted its Environmental Protection Law in 1989, and the State Council and the Ministry of Ecology and Environment (formerly known as the Ministry of Environmental Protection) promulgate regulations as required from time to time. The Environmental Protection Law addresses issues relating to environmental quality, waste disposal and emissions, including air, water and noise emissions. Environmental regulations have not had a material impact on Yuchai’s results of operations. Yuchai delivers, on a regular basis, burned sand and certain other waste products to a waste disposal site approved by the local government and makes payments in respect thereof. Yuchai expects that environmental standards and their enforcement in China will, as in many other countries, become more stringent over time, especially as technical advances make achievement of higher standards more feasible. Yuchai has built an air filter system to reduce the level of dust and fumes resulting from its production of diesel engines.
Yuchai is subject to Chinese national and local environmental protection regulations which currently impose fees for the discharge of waste substances, require the payment of fines for pollution, and provide for the closure by the Chinese government of any facility that fails to comply with orders requiring Yuchai to cease or improve upon certain activities causing environmental damage. Due to the nature of its business, Yuchai produces certain amounts of waste water, gas, and solid waste materials during the course of its production. Yuchai believes its environmental protection facilities and systems are adequate for it to comply with the existing national, provincial and local environmental protection regulations. However, Chinese national, provincial or local authorities may impose additional or more stringent regulations which would require additional expenditure on environmental matters or changes in Yuchai’s processes or systems.